UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2006

                                                       CITIZENS COMMUNICATIONS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

                                                              DELAWARE
  (State or Other Jurisdiction of Incorporation)

                               001-11001                          06-0619596
                                                (Commission File Number)                                  (IRS Employer Identification No.)

                                                   3 High Ridge Park
                              Stamford, Connecticut                              06905
      (Address of Principal Executive Offices)                               (Zip Code)

                                                           (203) 614-5600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

MERGER AGREEMENT

On September 17, 2006, Citizens Communications Company (“Citizens”) and Commonwealth Telephone Enterprises, Inc. (“Commonwealth”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for a business combination whereby CF Merger Corp. (“Sub”), a Delaware corporation and wholly owned subsidiary of Citizens, will merge with and into Commonwealth (the “Merger”). As a result of the Merger, the separate corporate existence of Sub will cease and Commonwealth will continue as the surviving corporation in the Merger.

At the effective time of the Merger, each share of Commonwealth common stock (other than shares owned by Citizens, Sub and Commonwealth) will be converted into the right to receive (i) 0.768 shares of common stock, par value $0.25 per share, of Citizens and (ii) $31.31 in cash, without interest.

Citizens intends to finance the transaction with a combination of cash on hand and debt. Citizens has obtained a commitment for the financing necessary to complete the acquisition from Citigroup Global Markets, Inc.

The Merger is subject to approval of Commonwealth stockholders. In addition, the Merger is subject to regulatory approvals as well as other customary closing conditions.

Citizens and Commonwealth have made customary representations, warranties and covenants in the Merger Agreement, including Commonwealth making covenants not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.

The Merger Agreement contains certain termination rights for both Citizens and Commonwealth, and further provides that, upon termination of the Merger Agreement under certain circumstances, Commonwealth may be obligated to pay Citizens a termination fee of $37 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 8.01.    Other Events.

On September 18, 2006, Citizens and Commonwealth announced that they had entered into the Merger Agreement by press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference in its entirety. On September 18, 2006, Citizens made a presentation to investors and analysts, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference in its entirety.

FORWARD LOOKING STATEMENTS

This Report contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “believe”, “anticipate”, “expect”, and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including, but not limited, to: our ability to complete the acquisition of Commonwealth, to successfully integrate their operations and to realize the synergies from the acquisition; changes in the number of our revenue generating units; greater than anticipated competition from wireless or wireline carriers; general and local economic and employment conditions; our ability to effectively manage our operations, costs and capital spending; our ability to successfully introduce new product offerings including bundled service packages; our ability to sell enhanced services; changes in accounting policies or practices; changes in regulation in the communications industry; our ability to manage our operating expenses, capital expenditures, pay dividends and reduce or refinance our debt; adverse changes in the ratings of our debt securities; bankruptcies in the telecommunications industry; the effects of technological changes and competition on our capital expenditures and product and service offerings; increased medical, retiree and pension expenses; changes in income tax rates and tax laws; our ability to successfully renegotiate expiring union contracts; and general factors, including changes in economic, business and industry conditions. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Form 10-K and 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This material is not a substitute for the prospectus/proxy statement Citizens Communications Company and Commonwealth Telephone Enterprises, Inc. will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by Citizens Communications Company and Commonwealth Telephone Enterprises, Inc. with the Securities and Exchange Commission will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Citizens Communications Company, 3 High Ridge Park, Stamford, CT 06905, Attention: Investor Relations; or to Commonwealth Telephone Enterprises, Inc., 100 CTE Drive, Dallas, Pennsylvania 18612, Attention: Investor Relations. The final prospectus/proxy statement will be mailed to shareholders of Commonwealth Telephone Enterprises, Inc.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Citizens Communications Company and Commonwealth Telephone Enterprises, Inc., and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Citizens Communications Company is set forth in the proxy statement for Citizens Communications Company’s 2006 annual meeting of shareholders. Information about the directors and executive officers of Commonwealth Telephone Enterprises, Inc. is set forth in the proxy statement for Commonwealth Telephone Enterprises, Inc.’s 2006 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 9.01       Financial Statements and Exhibits

      (d)      Exhibits.

Exhibit No.     Description

  2.1             Agreement and Plan of Merger dated as of September 17, 2006, among Commonwealth Telephone Enterprises, Inc., Citizens Communications Company, and CF Merger  Corp.

99.1            Press Release dated September 18, 2006.

99.2            Investor/Analyst Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNICATIONS COMPANY

Dated: September 18, 2006	By:	/s/ Donald R. Shassian
Name: Donald R. Shassian Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

     2.1          Agreement and Plan of Merger dated as of September 17, 2006, among Commonwealth Telephone Enterprises, Inc., Citizens Communications Company, and CF Merger Corp.

    99.1        Press Release dated September 18, 2006.

    99.2        Investor/Analyst Presentation.